Exhibit 99.1

The relief described herein below is SO ORDERED.

Signed February 06, 2009.
Ronald B. King
United States Chief Bankruptcy Judge

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

--------------------------------------------------------------------
In re:	)
	)	Case No. 09-50455 (RBK)
SPECTRUM JUNGLE LABS CORPORATION, et al.,	)
	)	Chapter 11
)
Debtors.[1]	)	Jointly Administered
--------------------------------------------------------------------

INTERIM ORDER UNDER 11 U.S.C. §§ 105(a), 362 AND
541 ESTABLISHING NOTIFICATION AND HEARING
PROCEDURES FOR TRADING IN EQUITY SECURITIES

ANY OBJECTION TO THIS RELIEF BEING GRANTED ON A FINAL BASIS MUST BE IN WRITING AND BOTH FILED WITH THE COURT AND SERVED UPON COUNSEL FOR THE DEBTORS SO AS TO BE ACTUALLY RECEIVED BY FEBRUARY 27, 2009. IF ANY TIMELY OBJECTIONS ARE RECEIVED, A HEARING

_____________________

1
In addition to Spectrum Jungle Labs Corporation, the following entities are debtors in these related cases: Spectrum Brands, Inc., ROVCAL, Inc., ROV Holding, Inc., Tetra Holding (US), Inc., United Industries Corporation, Schultz Company, Spectrum Neptune US Holdco Corporation, United Pet Group, Inc., DB Online, LLC, Aquaria, Inc., Perfecto Manufacturing, Inc., Aquarium Systems, Inc. and Southern California Foam, Inc.

SHALL BE HELD TO CONSIDER SUCH OBJECTIONS ON MARCH 4, 2009, AT 9:00 A.M. (CENTRAL TIME). THIS ORDER SHALL REMAIN IN EFFECT UNTIL SUCH HEARING AND UNLESS OTHERWISE ORDERED BY THIS COURT.
Upon the motion (the "Motion")2 of the Debtors for an order, under Bankruptcy Code sections 105(a), 362 and 541 establishing notification and hearing procedures for trading in equity securities; and upon due and sufficient notice of the Motion having been given under the particular circumstances; and it appearing that no other or further notice need be provided; and it appearing that the relief requested by the Motion is in the best interests of the Debtors' estates, their creditors, and other parties in interest; and after due deliberation thereon; and sufficient cause appearing therefor, it is hereby
ORDERED, ADJUDGED, AND DECREED THAT:

1.         The Motion is GRANTED as set forth herein.
2.         Any purchase, sale, or other transfer of equity securities in the Debtors in violation of the procedures set forth herein (including the notice requirements set forth in paragraph 3(a) below) shall be null and void ab initio as an act in violation of the automatic stay under Bankruptcy Code sections 105(a) and 362.
3.          The following procedure shall apply to trading in equity securities of Spectrum Brands:
(a)    Any person or entity (as defined in Treasury Regulations section 1.382-3(a)) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on the Debtors and counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit 1A, on or before the later of (A) 25 days after the date of entry of this Order or (B) ten days after becoming a Substantial Shareholder.

_____________________

2	Capitalized terms not otherwise defined herein shall have the meanings ascribed to such terms in the Motion.

2

(b)         Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) that would result in an increase in the amount of common stock of Spectrum Brands beneficially owned by a Substantial Shareholder or would result in a person's or entity's becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1B, of the intended transfer of equity securities.

(c)         Prior to effectuating any transfer of equity securities (including options to acquire stock, as defined in paragraph (e) below) that would result in a decrease in the amount of common stock of Spectrum Brands beneficially owned by a Substantial Shareholder or would result in a person or entity's ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1C, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a "Notice of Proposed Transfer").

(d)         The Debtors shall have 20 calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of equity securities described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors' ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of this Court. If the Debtors do not object within such 20-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, each with an additional 20-day waiting period.

(e)         For purposes of this Order, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least 2,509,000 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Spectrum Brands, (B) "beneficial ownership" shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

3

4.         The Debtors may waive, in writing and in their sole and absolute discretion, any and all restrictions, stays, and notification procedures contained in this Order.
5.         The Debtors shall serve a Notice of Order setting forth the procedures authorized herein substantially in the form annexed hereto as Exhibit 2 on (a) the United States Trustee for the Western District of Texas; (b) the Securities and Exchange Commission; (c) the Internal Revenue Service; (d) the United States Attorney Office for the Western District of Texas; (e) counsel to the Debtors' proposed postpetition lenders; (f) counsel to the Debtors' prepetition secured term loan lenders; (g) counsel to the Debtors' prepetition secured asset based loan lenders; (h) counsel to noteholders Harbinger Capital Partners Master Fund I, Ltd., Harbinger Capital Partners Special Situations Fund, L.P., Avenue Capital and D. E. Shaw Laminar Portfolios, L.L.C.; (i) the indenture trustees for the Debtors' three series of public notes; (j) any parties who have filed a notice of appearance prior to the date of service; (k) the parties on the Debtors' list of twenty largest unsecured creditors; and (l) the transfer agents for any class of common stock of Spectrum Brands. Notice served pursuant to the preceding sentence shall be via first class mail, postage prepaid. The Debtors shall also file a copy of this Order as an exhibit to a report on Form 8-K filed with the Securities and Exchange Commission. Additionally, the Debtors shall publish notice of this Order in the form attached hereto as Exhibit 3 in The Wall Street Journal, The Financial Times (U.S. edition), and the Wisconsin State Journal. No further notice of this Order need be served by the Debtors.
6.          Any transfer agent(s) for any stock of Spectrum Brands having notice hereof shall provide the Notice of Order to all holders of such stock in excess of

4

1,250,000 shares registered with such transfer agent; provided that, if any transfer agent provides the Debtors with the name and addresses of all registered holders of stock in excess of 1,250,000 shares, the Debtors shall deliver the Notice of Order to such holders. Any such registered holder must, in turn, provide such Notice of Order to any holder for whose account such registered holder holds such stock in excess of 1,250,000 shares, and so on down the chain of ownership. The Debtors are authorized, but not directed, to reimburse the transfer agents, and any registered holders required to provide the Notice of Order to a holder of stock, for any reasonable costs and expenses incurred by them in providing the Notice of Order to a holder of stock pursuant to this Section 6.
7.          Any person, entity, broker or agent acting on such person or entity's behalf who sells an aggregate amount of at least 750,000 shares of stock of Spectrum Brands, or an option with respect thereto, to another person or entity shall provide a copy of the Notice of Order to such purchaser of such stock or to any broker or agent acting on such purchaser's behalf, to the extent reasonably feasible.
8.          The requirements set forth in this Order are in addition to all applicable securities, corporate and other laws, and do not excuse compliance therewith.
9.          This Court shall retain jurisdiction with respect to all matters relating to the interpretation or implementation of this Order.
10.          The relief provided in this Order is granted on an interim basis. Any objection to this relief being granted on a final basis must be in writing and both filed with the Court and served upon counsel for the Debtors so as to be actually received by February 27, 2009.

5

11.         If any timely objections are received, a hearing shall be held to consider such objections on March 4, 2009, at 9:00 a.m. (Central Time). This Order shall remain in effect until such hearing and unless otherwise ordered by this Court.
12.         If no objections are timely filed and actually received as set forth herein, or if all timely filed and actually received objections are withdrawn, this Order shall automatically become final and non-appealable without further order of this Court.
###

Submitted by:

William B. Kingman (Texas Bar No. 11476200)

LAW OFFICES OF WILLIAM B. KINGMAN, P.C.

4040 Broadway, Suite 450
San Antonio, Texas 78209
Telephone: 210-829-1199
Email: bkingman@kingmanlaw.com

Harry A. Perrin (Texas Bar No. 15796800)
D. Bobbitt Noel, Jr. (Texas Bar No. 15056500)

VINSON & ELKINS LLP

First City Tower, 1001 Fannin Street, Suite 2500
Houston, Texas 77002
Telephone: 713-758-2222; Fax: 713-615-5016
Email: hperrin@velaw.com, bnoel@velaw.com

D. J. Baker (Texas Bar No. 01566500)
Adam S. Ravin

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

Four Times Square
New York, New York 10036-6522
Telephone: 212-735-3000; Fax: 212-735-2000
Email: dj.baker@skadden.com, adam.ravin@skadden.com

Proposed Counsel for Debtors and Debtors in Possession

6

Exhibit 1A

Notice of Status as Substantial Shareholder

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

--------------------------------------------------------------------
In re:	)
	)	Case No. 09-50455 (RBK)
SPECTRUM JUNGLE LABS CORPORATION, et al.,	)
	)	Chapter 11
)
Debtors.[1]	)	Jointly Administered
--------------------------------------------------------------------

NOTICE OF STATUS AS SUBSTANTIAL SHAREHOLDER2

PLEASE TAKE NOTICE that [Name of Shareholder_____________________] ("Shareholder") is/has become a Substantial Shareholder with respect to the common stock (including any options with respect thereto) (the "Common Stock") of Spectrum Brands, Inc. ("Spectrum Brands"), a debtor and debtor-in-possession in Case No. 09- 50455 (RBK) pending in the United States Bankruptcy Court for the Western District of Texas, San Antonio Division.

PLEASE TAKE FURTHER NOTICE that, as of [Date____________________], Shareholder beneficially owns [__________] shares of the Common Stock of Spectrum Brands. The following table sets forth the date(s) on which Shareholder acquired or otherwise became the beneficial owner of such Common Stock:

_____________________

1
In addition to Spectrum Jungle Labs Corporation, the following entities are debtors in these related cases: Spectrum Brands, Inc., ROVCAL, Inc., ROV Holding, Inc., Tetra Holding (US), Inc., United Industries Corporation, Schultz Company, Spectrum Neptune US Holdco Corporation, United Pet Group, Inc., DB Online, LLC, Aquaria, Inc., Perfecto Manufacturing, Inc., Aquarium Systems, Inc. and Southern California Foam, Inc.

2
For purposes of this Order, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least 2,509,000 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Spectrum Brands, (B) "beneficial ownership" shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

1A-1

Number Of Shares	Date Acquired

(Attach additional page if necessary)

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of Shareholder is [_______________].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, Shareholder hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Under 11 U.S.C. §§ 105, 362 and 541 Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. ___), this Notice is being (a) filed with the United States Bankruptcy Court for the Western District of Texas, San Antonio Division, 655 East Durango Blvd., Room G65, San Antonio, TX 78206, and (b) served upon counsel to the Debtors, (i) D. J. Baker, Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Fax: (212) 735-2000, E-mail: dj.baker@skadden.com; (ii) William B. Kingman, Law Offices of William B. Kingman, P.C., 4040 Broadway, Suite 450, San Antonio, Texas 78209, Fax: (210) 821-1114, Email: bkingman@kingmanlaw.com; and (iii) Harry A. Perrin, Vinson & Elkins LLP, First City Tower, 1001 Fannin Street, Suite 2500, Houston, Texas 77002, Fax: (713) 615- 2346, E-mail: hperrin@velaw.com.

Date:	Respectfully submitted,

(Name of Shareholder)

By:
Name:
Title:

Address:

Telephone:
Facsimile:

1A-2

Exhibit 1B

Notice of Intent to Purchase, Acquire, or Otherwise
Accumulate an Equity Interest

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

--------------------------------------------------------------------
In re:	)
	)	Case No. 09-50455 (RBK)
SPECTRUM JUNGLE LABS CORPORATION, et al.,	)
	)	Chapter 11
)
Debtors.[1]	)	Jointly Administered
--------------------------------------------------------------------

NOTICE OF INTENT TO PURCHASE, ACQUIRE, OR OTHERWISE
ACCUMULATE AN EQUITY INTEREST

PLEASE TAKE NOTICE that [Name of Prospective Acquirer_________________] ("Prospective Acquirer") hereby provides notice of its intention to purchase, acquire, or otherwise accumulate one or more shares of the common stock (the "Common Stock") of Spectrum Brands, Inc. ("Spectrum Brands") or an option with respect thereto (the "Proposed Transfer").

PLEASE TAKE FURTHER NOTICE that, if applicable, on [Date(s)        ] Prospective Acquirer filed a Notice of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the Western District of Texas, San Antonio Division (the "Court") and served copies thereof on the Debtors' counsel.

_____________________

1
In addition to Spectrum Jungle Labs Corporation, the following entities are debtors in these related cases: Spectrum Brands, Inc., ROVCAL, Inc., ROV Holding, Inc., Tetra Holding (US), Inc., United Industries Corporation, Schultz Company, Spectrum Neptune US Holdco Corporation, United Pet Group, Inc., DB Online, LLC, Aquaria, Inc., Perfecto Manufacturing, Inc., Aquarium Systems, Inc. and Southern California Foam, Inc.

2
For purposes of this Order, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least 2,509,000 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Spectrum Brands, (B) "beneficial ownership" shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

1B-1

PLEASE TAKE FURTHER NOTICE that Prospective Acquirer currently beneficially owns [______________] shares of the Common Stock of Spectrum Brands.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, Prospective Acquirer proposes to purchase, acquire, or otherwise accumulate [______________] shares of Common Stock or an option with respect to [______________] shares of Common Stock. If the Proposed Transfer is permitted to occur, Prospective Acquirer will beneficially own [______________] shares of Common Stock after the transfer (including any options with respect to any Common Stock).

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of Prospective Acquirer is [______________].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, Prospective Acquirer hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Under 11 U.S.C. §§ 105, 362 and 541 Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No. ___), this Notice is being (a) filed with the United States Bankruptcy Court for the Western District of Texas, San Antonio Division, 655 East Durango Blvd., Room G65, San Antonio, TX 78206, and (b) served upon counsel to the Debtors, (i) D. J. Baker, Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Fax: (212) 735-2000, E-mail: dj.baker@skadden.com; (ii) William B. Kingman, Law Offices of William B. Kingman, P.C., 4040 Broadway, Suite 450, San Antonio, Texas 78209, Fax: (210) 821-1114, Email: bkingman@kingmanlaw.com; and (iii) Harry A. Perrin, Vinson & Elkins LLP, First City Tower, 1001 Fannin Street, Suite 2500, Houston, Texas 77002, Fax: (713) 615- 2346, E-mail: hperrin@velaw.com.

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

1B-2

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by Prospective Acquirer that may result in Prospective Acquirer purchasing, acquiring or otherwise accumulating additional shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Date:	Respectfully submitted,

(Name of Prospective Acquirer)

By:
Name:
Title:

Address:

Telephone:
Facsimile:

1B-3

Exhibit 1C

Notice of Intent to Sell, Trade or Otherwise Transfer an Equity Interest

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

--------------------------------------------------------------------
In re:	)
	)	Case No. 09-50455 (RBK)
SPECTRUM JUNGLE LABS CORPORATION, et al.,	)
	)	Chapter 11
)
Debtors.[1]	)	Jointly Administered
--------------------------------------------------------------------

NOTICE OF INTENT TO SELL, TRADE OR OTHERWISE
TRANSFER AN EQUITY INTEREST

PLEASE TAKE NOTICE that [Name of Prospective Seller_____________________] ("Prospective Seller") hereby provides notice of its intention to sell, trade, or otherwise transfer one or more shares of the common stock (the "Common Stock") of Spectrum Brands, Inc. ("Spectrum Brands") or an option with respect thereto (the "Proposed Transfer").

PLEASE TAKE FURTHER NOTICE that, if applicable, on [Date(s)        ],Prospective Seller filed a Notice of Status as a Substantial Shareholder2 with the United States Bankruptcy Court for the Western District of Texas, San Antonio Division (the "Court") and served copies thereof on the Debtors' counsel.

PLEASE TAKE FURTHER NOTICE that Prospective Seller currently beneficially owns [___________] shares of the Common Stock of Spectrum Brands (including any options with respect to any Common Stock).

_____________________

1
In addition to Spectrum Jungle Labs Corporation, the following entities are debtors in these related cases: Spectrum Brands, Inc., ROVCAL, Inc., ROV Holding, Inc., Tetra Holding (US), Inc., United Industries Corporation, Schultz Company, Spectrum Neptune US Holdco Corporation, United Pet Group, Inc., DB Online, LLC, Aquaria, Inc., Perfecto Manufacturing, Inc., Aquarium Systems, Inc. and Southern California Foam, Inc.

2
For purposes of this Order, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least 2,509,000 shares (representing approximately 4.75% of all issued and outstanding shares) of the common stock of Spectrum Brands, (B) "beneficial ownership" shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

1C-1

PLEASE TAKE FURTHER NOTICE that, pursuant to the Proposed Transfer, Prospective Seller proposes to sell, trade, or otherwise transfer [_____________] shares of Common Stock or an option with respect to [_____________] shares of Common Stock. If the Proposed Transfer is permitted to occur, Prospective Seller will beneficially own [_____________] shares of Common Stock after the transfer.

PLEASE TAKE FURTHER NOTICE that the taxpayer identification number of Prospective Seller is [_____________].

PLEASE TAKE FURTHER NOTICE that, under penalties of perjury, Prospective Seller hereby declares that it has examined this Notice and accompanying attachments (if any), and, to the best of its knowledge and belief, this Notice and any attachments which purport to be part of this Notice are true, correct, and complete.

PLEASE TAKE FURTHER NOTICE that, pursuant to that certain Order Under 11 U.S.C. §§ 105, 362 and 541 Establishing Notification and Hearing Procedures for Trading in Equity Securities (Docket No.__), this Notice is being (a) filed with the United States Bankruptcy Court for the Western District of Texas, San Antonio Division, 655 East Durango Blvd., Room G65, San Antonio, TX 78206, and (b) served upon counsel to the Debtors, (i) D. J. Baker, Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, Fax: (212) 735-2000, E-mail: dj.baker@skadden.com; (ii) William B. Kingman, Law Offices of William B. Kingman, P.C., 4040 Broadway, Suite 450, San Antonio, Texas 78209, Fax: (210) 821-1114, E-mail: bkingman@kingmanlaw.com; and (iii) Harry A. Perrin, Vinson & Elkins LLP, First City Tower, 1001 Fannin Street, Suite 2500, Houston, Texas 77002, Fax: (713) 615-2346, E-mail: hperrin@velaw.com.

PLEASE TAKE FURTHER NOTICE that the Debtors have 20 calendar days after receipt of this Notice to object to the Proposed Transfer described herein. If the Debtors file an objection, such Proposed Transfer will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, then after expiration of such period the Proposed Transfer may proceed solely as set forth in the Notice.

1C-2

PLEASE TAKE FURTHER NOTICE that any further transactions contemplated by Prospective Seller that may result in Prospective Seller selling, trading or otherwise transferring shares of Common Stock (or an option with respect thereto) will each require an additional notice filed with the Court to be served in the same manner as this Notice.

Date:	Respectfully submitted,

(Name of Prospective Seller)

By:
Name:
Title:

Address:

Telephone:
Facsimile:

1C-3

Exhibit 2

Notice of Order

NOTICE CONCERNING TRADING IN STOCK OF SPECTRUM BRANDS, INC.

THE UNITED STATES BANKRUPTCY COURT
FOR THE WESTERN DISTRICT OF TEXAS
SAN ANTONIO DIVISION

--------------------------------------------------------------------
In re:	)
	)	Case No. 09-50455 (RBK)
SPECTRUM JUNGLE LABS CORPORATION, et al.,	)
	)	Chapter 11
)
Debtors.[1]	)	Jointly Administered
--------------------------------------------------------------------

NOTICE OF ORDER UNDER 11 U.S.C. §§ 105, 362 AND 541 ESTABLISHING
NOTIFICATION AND HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES

TO:   ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN SPECTRUM BRANDS, INC.:

PLEASE TAKE NOTICE that on February 3, 2009 ("Petition Date"), Spectrum Brands, Inc. ("Spectrum Brands") and certain of its subsidiaries and affiliates (the "Affiliate Debtors," and together with Spectrum Brands, the "Debtors"), commenced cases under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"). Subject to certain exceptions, section 362 of the Bankruptcy Code operates as a stay of any act to obtain possession of property of the Debtors' estates or of property from the Debtors' estates or to exercise control over property of the Debtors' estates.

PLEASE TAKE FURTHER NOTICE that on February 3, 2009, the Debtors filed a motion seeking entry of an order pursuant to sections 105, 362, and 541 of the Bankruptcy Code establishing notification and hearing procedures for trading in equity securities of Spectrum Brands, Inc. (the "Spectrum Stock").

PLEASE TAKE FURTHER NOTICE THAT on [Insert], the United States Bankruptcy Court for the Western District of Texas, San Antonio Division (the "Court") entered an order approving the procedures set forth below on an interim basis in order to preserve the Debtors' net operating losses ("Tax Attributes") pursuant to sections 105, 362, and 541 of the Bankruptcy Code (the "Order"). Except as otherwise provided in the Order, any sale or other transfer of Spectrum Stock in violation of the procedures set forth below shall be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code.

PLEASE TAKE FURTHER NOTICE that any objections to the Order shall be heard by the Court at the hearing scheduled for March 4, 2009, at 9:00 a.m. (Central Time). Any objections with respect to the Order must be filed with the Court and served upon counsel for the Debtors so as to be actually received no later than February 27, 2009. If no objections are timely filed and actually received, or if all timely filed and actually received objections are withdrawn or overruled, the Order shall automatically become final and non-appealable without further order of this Court.

PLEASE TAKE FURTHER NOTICE that, pursuant to the Order, the following procedures shall apply to holding and trading in Spectrum Stock.

(a)            Any person or entity (as defined in Treasury Regulations section 1.382-3(a)) who currently is or becomes a Substantial Shareholder (as defined in paragraph (e) below) shall file with this Court, and serve on the Debtors and counsel to the Debtors, a notice of such status, in the form attached hereto as Exhibit 1A, on or before the later of (A) 25 days after the date of entry of the Order or (B) ten days after becoming a Substantial Shareholder.

(b)            Prior to effectuating any transfer of Spectrum Stock (including options to acquire stock, as defined in paragraph (e) below) that would result in an increase in the amount of Spectrum Stock beneficially owned by a Substantial Shareholder or would result in a person's or entity's becoming a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1B, of the intended transfer of equity securities.

_____________________

1
In addition to Spectrum Jungle Labs Corporation, the following entities are debtors in these related cases: Spectrum Brands, Inc., ROVCAL, Inc., ROV Holding, Inc., Tetra Holding (US), Inc., United Industries Corporation, Schultz Company, Spectrum Neptune US Holdco Corporation, United Pet Group, Inc., DB Online, LLC, Aquaria, Inc., Perfecto Manufacturing, Inc., Aquarium Systems, Inc. and Southern California Foam, Inc.

2-1

(c)            Prior to effectuating any transfer of Spectrum Stock (including options to acquire stock, as defined in paragraph (e) below) that would result in a decrease in the amount of Spectrum Stock beneficially owned by a Substantial Shareholder or would result in a person or entity's ceasing to be a Substantial Shareholder, such Substantial Shareholder shall file with this Court, and serve on the Debtors and counsel to the Debtors, advance written notice, in the form attached hereto as Exhibit 1C, of the intended transfer of equity securities (the notices required to be filed and served under paragraph (b) and this paragraph (c), each a "Notice of Proposed Transfer").

(d)           The Debtors shall have 20 calendar days after receipt of a Notice of Proposed Transfer to file with this Court and serve on such Substantial Shareholder an objection to any proposed transfer of Spectrum Stock described in the Notice of Proposed Transfer on the grounds that such transfer may adversely affect the Debtors' ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, such transaction may proceed solely as set forth in the Notice of Proposed Transfer. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, each with an additional 20- day waiting period.

(e)           For purposes of this Order, (A) a "Substantial Shareholder" is any person or entity which beneficially owns at least 2,509,000 shares (representing approximately 4.75% of all issued and outstanding shares) of Spectrum Stock, (B) "beneficial ownership" shall be determined in accordance with applicable rules under I.R.C. § 382, Treasury Regulations promulgated thereunder, and rulings issued by the Internal Revenue Service, and thus, to the extent provided therein, from time to time shall include, without limitation, direct and indirect ownership (e.g., a holding company would be considered to beneficially own all shares owned or acquired by its subsidiaries), ownership by such holder's family members and persons acting in concert with such holder to make a coordinated acquisition of stock, and ownership of shares which such holder has an option to acquire, and (C) an "option" to acquire stock includes any contingent purchase, warrant, convertible debt, put, stock subject to risk of forfeiture, contract to acquire stock, or similar interest, regardless of whether it is contingent or otherwise not currently exercisable.

PLEASE TAKE FURTHER NOTICE that, upon the request of any person, counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036, Att'n Adam S. Ravin, will provide a form of each of the required notices described above.

PLEASE TAKE FURTHER NOTICE that a copy of the Order may be obtained from the Court's electronic filing system or at http://www.loganandco.com., or by making request upon Logan & Company, Inc. at (973) 509-3190.

FAILURE TO FOLLOW THE PROCEDURES SET FORTH IN THIS NOTICE SHALL CONSTITUTE A VIOLATION OF THE AUTOMATIC STAY PRESCRIBED BY SECTION 362 OF THE BANKRUPTCY CODE.

ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF SPECTRUM STOCK IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.

Dated:	February [__], 2009

William B. Kingman (Texas Bar No. 11476200)		D. J. Baker (Texas Bar No. 01566500)
LAW OFFICES OF WILLIAM B. KINGMAN, P.C.		Adam S. Ravin
4040 Broadway, Suite 450		SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
San Antonio, Texas 78209		Four Times Square
Telephone: 210-829-1199		New York, New York 10036-6522
Email: bkingman@kingmanlaw.com		Telephone: 212-735-3000;
Fax: 212-735-2000
Harry A. Perrin (Texas Bar No. 15796800)		Email: dj.baker@skadden.com, adam.ravin@skadden.com
D. Bobbitt Noel, Jr. (Texas Bar No. 15056500)
VINSON & ELKINS LLP
First City Tower,
1001 Fannin Street, Suite 2500
Houston, Texas 77002
Telephone: 713-758-2222;
Fax: 713-615-5016
Email: hperrin@velaw.com, bnoel@velaw.com

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Exhibit 3

Publication Notice of Order

NOTICE CONCERNING TRADING IN STOCK OF SPECTRUM BRANDS, INC.

NOTICE OF ORDER UNDER 11 U.S.C. §§ 105, 362 AND 541 ESTABLISHING
NOTIFICATION AND HEARING PROCEDURES FOR TRADING IN EQUITY SECURITIES

TO:      ALL PERSONS OR ENTITIES WITH EQUITY INTERESTS IN SPECTRUM BRANDS, INC.:

PLEASE TAKE NOTICE that on February 3, 2009 ("Petition Date"), Spectrum Brands, Inc. ("Spectrum Brands") and certain of its subsidiaries and affiliates (the "Affiliate Debtors," and together with Spectrum Brands, the "Debtors"), commenced cases under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the Western District of Texas, San Antonio Division (the "Court"). The cases are jointly administered under Case No. 09-50455 (RBK).

PLEASE TAKE FURTHER NOTICE that on [Insert], the Court entered an order establishing notification and hearing procedures for trading in equity securities of Spectrum Brands, Inc. (the "Spectrum Stock"), for the purpose of preserving the Debtors' net operating losses ("Tax Attributes") pursuant to sections 105, 362, and 541 of the Bankruptcy Code (the "Order"). Except as otherwise provided in the Order, any sale or other transfer of Spectrum Stock in violation of the procedures set forth in the Order shall be null and void ab initio as an act in violation of the automatic stay under section 362 of the Bankruptcy Code. A copy of the Order may be obtained from the Court's electronic filing system or at http://www.loganandco.com., or by making request upon Logan & Company, Inc. at (973) 509-3190.

PLEASE TAKE FURTHER NOTICE that any objections to the Order shall be heard by the Court at the hearing scheduled for March 4, 2009, at 9:00 a.m. (Central Time). Any objections with respect to the Order must be filed with the Court and served upon counsel for the Debtors so as to be actually received no later than February 27, 2009. If no objections are timely filed and actually received, or if all timely filed and actually received objections are withdrawn or overruled, the Order shall automatically become final and non-appealable without further order of this Court.

PLEASE TAKE FURTHER NOTICE that the Order applies to holding and trading in Spectrum Stock by any "Substantial Shareholder," which includes any person or entity which beneficially owns at least 2,509,000 shares (representing approximately 4.75% of all issued and outstanding shares) of Spectrum Stock. The procedures require the filing and service of a notice of Substantial Shareholder status before the later of (A) 25 days after the date of entry of the Order or (B) ten days after becoming a Substantial Shareholder. In addition, prior notice must be provided of any intended transfer of Spectrum Stock that (i) increases the amount of Spectrum Stock beneficially owned by a Substantial Shareholder or would result in a person's or entity's becoming a Substantial Shareholder, or (ii) decreases the amount of Spectrum Stock beneficially owned by a Substantial Shareholder or would result in a person or entity's ceasing to be a Substantial Shareholder. The Debtors will have 20 days after receipt of notice of any such intended transfer to file with the Court and serve on such Substantial Shareholder an objection to any proposed transfer of Spectrum Stock on the grounds that such transfer may adversely affect the Debtors' ability to utilize their Tax Attributes. If the Debtors file an objection, such transaction will not be effective unless approved by a final and nonappealable order of the Court. If the Debtors do not object within such 20-day period, such transaction may proceed solely as set forth in the notice. Further transactions within the scope of this paragraph must be the subject of additional notices as set forth herein, each with an additional 20-day waiting period.

PLEASE TAKE FURTHER NOTICE that a copy of the Order and of the form notices described above may be obtained from counsel to the Debtors, Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, NY 10036, Att'n Adam S. Ravin, Telephone: 212-735-3000, Fax: 212-735-2000, Email: adam.ravin@skadden.com; through the Court's electronic filing system or at http://www.loganandco.com, or by making request upon Logan & Company, Inc. at (973) 509-3190.

ANY PROHIBITED PURCHASE, SALE, TRADE, OR OTHER TRANSFER OF SPECTRUM STOCK IN VIOLATION OF THE ORDER SHALL BE NULL AND VOID AB INITIO AND MAY BE PUNISHED BY CONTEMPT OR OTHER SANCTIONS IMPOSED BY THE COURT.

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